Exhibit 99.1

Item 4 and Item 5

Agreed-Upon Procedures - Loans

Stellantis Financial Services, Inc.

March 20, 2026

GRANT THORNTON LLP

4695 MacArthur Ct., Suite 1600

Newport Beach, CA 92660

D +1 949 553 1600

F +1 949 553 0168

GT.COM

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Stellantis Financial Services, Inc., First Investors Auto Owner Trust 2026-1, and Wells Fargo Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Stellantis Financial Services, Inc.’s (the “Company”) automobile receivables as of February 28, 2026 (the “Subject Matter”), related to First Investors Auto Owner Trust 2026-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as follows:

For the purposes of our procedures, we were instructed by the Company that:

(i)	Differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)	Differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.

(iii)	Differences in the “First payment date (scheduled)” characteristic that are less than or equal to 5 days were deemed to be in agreement.

Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Loan Agreement, Finance Agreement, Automobile Contract in the Defi Solutions system (collectively, the “Credit File”), Loan Manager System (or “Loan Manager”), and screenshots of Cure Letters and Contracts.

Due diligence agreed-upon procedures

On March 13, 2026, and with updates through March 19, 2026, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the automobile receivables (the “Automobile Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Automobile Receivables.

Grant Thornton selected 98 Automobile Receivables (the “Sample Receivables”) on a random basis from the Data File.

For each of the Sample Receivables, we compared certain characteristics (as identified in Exhibit 1) to information contained in the Source Documents.

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Loan number	Loan Manager
2	Original amount financed	Credit File, Loan Manager
3	First payment date (scheduled)	Credit File, Loan Manager
4	Original term to maturity	Credit File, Loan Manager, Screenshots
5	Monthly payment	Credit File, Loan Manager, Screenshots

	Characteristic	Source Document
6	Interest rate	Credit File, Loan Manager, Screenshots
7	Vehicle type (new/used)	Based on Mileage
8	State	Loan Manager
9	Last 4 digits of the VIN	Credit File, Loan Manager

For Characteristic 7, “Vehicle type (new/used)”, we were instructed by the Company to perform the following procedures:

•	If Mileage was (i) greater than or equal to 7,500 miles, the Vehicle type should be noted as “Used” or (ii) less than 7,500 miles, the Vehicle type should be noted as “New”.

For Characteristic 8, we were instructed by the Company that the “State” characteristic reflects the current address of a customer.

We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	Addressing the value of collateral securing any such assets being securitized;

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-based securities;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

GRANT THORNTON LLP (signed manually)

Newport Beach, California

March 20, 2026